                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             April 18, 2007
                             --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated April 17, 2007



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On April 17, 2007 Westamerica Bancorporation announced their earnings for the first quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
April 18, 2007




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INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         April 17, 2007


Page 5

FOR IMMEDIATE RELEASE
April 17, 2007

WESTAMERICA BANCORPORATION REPORTS FIRST QUARTER 2007 RESULTS

San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported quarterly net income for the first quarter of 2007 of $23.6 million or $0.76 diluted earnings per share compared to $26.1 million or $0.81 diluted earnings per share for the first quarter of 2006. First quarter 2007 results include a gain on company-owned life insurance which contributed $0.02 to diluted earnings per share. First quarter 2007 return on average equity was 23.0 percent compared to 24.9 percent for the first quarter 2006.

"First quarter 2007 results remain at high profitability levels. Return on assets was 2.03 percent in spite of the challenging interest rate environment, competitive pressures, and seasonal deposit flows," said Chairman, President and CEO David Payne. "Our low 1.70 percent cost of funds, non-interest income growth, stable credit quality, and operating efficiencies contributed to these results," added Payne.


Page 6

Net interest income on a fully taxable equivalent (FTE) basis was $46.9 million for the first quarter of 2007, compared to $49.0 million for the prior quarter and to $54.0 million for the first quarter of 2006. The first quarter 2007 net interest margin on a fully taxable equivalent basis was 4.41 percent, compared to 4.49 percent for the prior quarter and 4.73 percent for the first quarter of 2006.

The provision for loan losses was $75 thousand for the first quarter of 2007, compared to $70 thousand for the previous quarter, and $150 thousand for the first quarter of 2006. Net loan losses totaled $516 thousand or 0.08 percent of average loans (annualized) for the first quarter of 2007.

Noninterest income for the first quarter of 2007 totaled $15.3 million compared to $13.6 million for the first quarter 2006. Of the $1.7 million increase, service charges on deposit accounts increased $445 thousand, debit card fees increased $67 thousand, merchant credit card processing fees increased $64 thousand, and $822 thousand represents a gain on company-owned life insurance.

Noninterest expense for the first quarter of 2007 totaled $24.7 million, $819 thousand lower than noninterest expense for the first quarter of 2006. The decrease is primarily due to lower personnel and equipment costs. The first quarter 2007 efficiency ratio (expenses/revenues) was 39.7 percent compared to
37.7 percent in the first quarter 2006.


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At March 31, 2007, shareholders' equity was $420 million and the equity-to-asset ratio was 8.8 percent. First quarter 2007 repurchases of the Company's common stock totaled approximately 389 thousand shares, net of shares issued.

At March 31, 2007, the Company's assets totaled $4.7 billion and total loans outstanding totaled $2.5 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches and two trust offices throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  - SVP & Chief Financial Officer
	707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2006, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                      #####

WESTAMERICA BANCORPORATION           Public Information April 17, 2007
FINANCIAL HIGHLIGHTS
 March 31, 2007

1. Net Income Summary.


                                                        (dollars in thousands except per-share data)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Net Interest Income               $46,914    $53,974    -13.1%   $49,029       -4.3%   $46,914    $53,974       -13.1%
        (Fully Taxable Equivalent)
    2 Provision for Credit Losses            75        150    -50.0%        70        7.1%        75        150       -50.0%
    3 Noninterest Income:
    4   Investment Securities                 0          0     n/m           0        n/m          0          0         n/m
          (Loss/Impairment) Gains
    5   Gains on Sales of                     0          0     n/m           0        n/m          0          0         n/m
          Property
    6   Other                            15,277     13,639     12.0%    13,747       11.1%    15,277     13,639        12.0%
                                     -----------------------        ------------          -----------------------
    7 Total Noninterest Income           15,277     13,639     12.0%    13,747       11.1%    15,277     13,639        12.0%
                                     -----------------------        ------------          -----------------------
    8 Noninterest Expense                24,664     25,483     -3.2%    24,492        0.7%    24,664     25,483        -3.2%
    9 Income Tax Provision (FTE)         13,882     15,863    -12.5%    14,256       -2.6%    13,882     15,863       -12.5%
                                     -----------------------        ------------          -----------------------
   10 Net Income                        $23,570    $26,117     -9.8%   $23,958       -1.6%   $23,570    $26,117        -9.8%
                                     =======================        ============          =======================

   11 Average Shares Outstanding         30,342     31,688     -4.2%    30,699       -1.2%    30,342     31,688        -4.2%
   12 Diluted Average Shares             30,824     32,276     -4.5%    31,204       -1.2%    30,824     32,276        -4.5%
         Outstanding
   13 Operating Ratios:
   14   Basic Earnings Per Share          $0.78      $0.82     -5.7%     $0.78       -0.5%     $0.78      $0.82        -5.7%
   15   Diluted Earnings Per Share         0.76       0.81     -5.5%      0.77       -0.4%      0.76       0.81        -5.5%
   16   Return On Assets                   2.03%      2.10%               1.98%                 2.03%      2.10%
   17   Return On Equity                   23.0%      24.9%               22.8%                 23.0%      24.9%
   18   Net Interest Margin (FTE)          4.41%      4.73%               4.49%                 4.41%      4.73%
   19   Efficiency Ratio (FTE)             39.7%      37.7%               39.0%                 39.7%      37.7%

   20 Dividends Paid Per Share            $0.34      $0.32      6.3%     $0.34        0.0%     $0.34      $0.32         6.3%
   21 Dividend Payout Ratio                  44%        40%                 44%                   44%        40%



2. Net Interest Income.


                                                                   (dollars in thousands)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Interest and Fee Income (FTE)     $65,025    $68,486     -5.1%   $66,512       -2.2%   $65,025    $68,486        -5.1%
    2 Interest Expense                   18,111     14,512     24.8%    17,483        3.6%    18,111     14,512        24.8%
                                     -----------------------        ------------          -----------------------
    3 Net Interest Income (FTE)         $46,914    $53,974    -13.1%   $49,029       -4.3%   $46,914    $53,974       -13.1%
                                     =======================        ============          =======================

    4 Average Earning Assets         $4,287,431 $4,606,178     -6.9%$4,366,676       -1.8%$4,287,431 $4,606,178        -6.9%
    5 Average Interest-Bearing        2,961,252  3,205,366     -7.6% 2,975,221       -0.5% 2,961,252  3,205,366        -7.6%
         Liabilities
    6 Yield on Earning Assets (FTE)        6.11%      6.00%               6.07%                 6.11%      6.00%
    7 Cost of Funds                        1.70%      1.27%               1.58%                 1.70%      1.27%
    8 Net Interest Margin (FTE)            4.41%      4.73%               4.49%                 4.41%      4.73%
    9 Interest Expense/Interest-           2.46%      1.82%               2.32%                 2.46%      1.82%
        Bearing Liabilities
   10 Net Interest Spread (FTE)            3.65%      4.18%               3.75%                 3.65%      4.18%


3. Loans & Other Earning Assets.


                                                              (average volume, dollars in thousands)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Total Assets                   $4,713,173 $5,054,256     -6.7%$4,793,700       -1.7%$4,713,173 $5,054,256        -6.7%
    2 Total Earning Assets            4,287,431  4,606,178     -6.9% 4,366,676       -1.8% 4,287,431  4,606,178        -6.9%
    3 Total Loans                     2,519,861  2,615,949     -3.7% 2,547,524       -1.1% 2,519,861  2,615,949        -3.7%
    4   Commercial Loans                616,277    690,772    -10.8%   637,194       -3.3%   616,277    690,772       -10.8%
    5   Commercial Real Estate Loans    900,625    922,838     -2.4%   915,578       -1.6%   900,625    922,838        -2.4%
    6   Consumer Loans                1,002,959  1,002,339      0.1%   994,752        0.8% 1,002,959  1,002,339         0.1%
    7 Total Investment Securities     1,767,570  1,990,229    -11.2% 1,819,152       -2.8% 1,767,570  1,990,229       -11.2%
    8   Available For Sale              612,852    665,948     -8.0%   630,827       -2.8%   612,852    665,948        -8.0%
           (Market Value)
    9   Held To Maturity              1,154,718  1,324,281    -12.8% 1,188,325       -2.8% 1,154,718  1,324,281       -12.8%
   10       HTM Unrealized (Loss)        (5,955)   (25,025)      n/m    (9,356)       n/m     (5,955)   (25,025)        n/m
               at Period-End
   11 Loans / Deposits                     73.5%      69.1%               71.7%                 73.5%      69.1%



4. Deposits &  Other Interest-Bearing Liabilities.


                                                            (average volume, dollars in thousands)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Total Deposits                 $3,427,010 $3,784,436     -9.4%$3,553,379       -3.6%$3,427,010 $3,784,436        -9.4%
    2   Noninterest Demand            1,270,522  1,355,501     -6.3% 1,332,213       -4.6% 1,270,522  1,355,501        -6.3%
    3   Interest-Bearing Transaction    586,860    651,547     -9.9%   593,236       -1.1%   586,860    651,547        -9.9%
    4   Savings                         866,192  1,022,087    -15.3%   896,538       -3.4%   866,192  1,022,087       -15.3%
    5   Other Time > $100K              484,887    501,299     -3.3%   505,390       -4.1%   484,887    501,299        -3.3%
    6   Other Time < $100K              218,549    254,002    -14.0%   226,002       -3.3%   218,549    254,002       -14.0%
    7 Total Short-Term Borrowings       767,858    738,307      4.0%   717,114        7.1%   767,858    738,307         4.0%
    8   Fed Funds Purchased             596,965    548,494      8.8%   517,913       15.3%   596,965    548,494         8.8%
    9   Other Short-Term Funds          170,893    189,813    -10.0%   199,201      -14.2%   170,893    189,813       -10.0%
   10 Long-Term Debt                     36,905     38,124     -3.2%    36,941       -0.1%    36,905     38,124        -3.2%
   11 Shareholders' Equity              414,957    424,832     -2.3%   417,597       -0.6%   414,957    424,832        -2.3%

   12 Demand Deposits /                    37.1%      35.8%               37.5%                 37.1%      35.8%
         Total Deposits
   13 Transaction & Savings                79.5%      80.0%               79.4%                 79.5%      80.0%
         Deposits / Total Deposits

5. Interest Yields Earned & Rates Paid.


                                                              (dollars in thousands)
                                                   Q1'07                                     Q1'06
                                     -------------------------------   Q4'06   ----------------------------------
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate
                                     ----------------------------------------------------------------------------
    1 Interest & Fees Income Earned
    2   Total Earning Assets (FTE)   $4,287,431    $65,026     6.11%      6.07%$4,606,178    $68,486       6.00%
    3   Total Loans (FTE)             2,519,861     41,398     6.66%      6.61% 2,615,949     42,483       6.52%
    4     Commercial Loans (FTE)        616,277     12,080     7.67%      7.69%   690,772     13,153       7.59%
    5     Commercial Real Estate        900,625     15,936     7.18%      7.09%   922,838     16,815       7.39%
             Loans
    6     Consumer Loans              1,002,959     13,382     5.41%      5.41% 1,002,339     12,515       5.06%
    7   Total Investment              1,767,570     23,628     5.35%      5.29% 1,990,229     26,003       5.23%
           Securities (FTE)
    8 Interest Expense Paid
    9   Total Earning Assets          4,287,431     18,111     1.70%      1.58% 4,606,178     14,512       1.27%
   10   Total Interest-Bearing        2,961,252     18,111     2.46%      2.32% 3,205,366     14,512       1.82%
           Liabilities
   11   Total Interest-Bearing        2,156,488      9,237     1.74%      1.66% 2,428,935      7,242       1.21%
              Deposits
   12      Interest-Bearing             586,860        523     0.36%      0.32%   651,547        428       0.27%
              Transaction
   13     Savings                       866,192      1,409     0.66%      0.53% 1,022,087        898       0.36%
   14     Other Time < $100K            218,549      1,734     3.22%      3.11%   254,002      1,460       2.33%
   15     Other Time > $100K            484,887      5,571     4.66%      4.57%   501,299      4,456       3.60%
   16   Total Short-Term Borrowings     767,858      8,296     4.32%      4.16%   738,307      6,672       3.62%
   17     Fed Funds Purchased           596,965      7,824     5.24%      5.24%   548,494      6,090       4.44%
   18     Other Short-Term Funds        170,893        472     1.12%      1.37%   189,813        582       1.24%
   19   Long-Term Debt                   36,905        578     6.27%      6.26%    38,124        598       6.27%

   20 Net Interest Income and Margin (FTE)         $46,914     4.41%      4.49%              $53,974       4.73%



6. Noninterest Income.


                                                         (dollars in thousands except per share data)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Service Charges on                 $7,528     $7,083      6.3%    $6,990        7.7%    $7,528     $7,083         6.3%
         Deposit Accounts
    2 Merchant Credit Card Income         2,449      2,385      2.6%     2,652       -7.7%     2,449      2,385         2.6%
    3 ATM Fees & Interchange                677        678     -0.1%       676        0.1%       677        678        -0.1%
    4 Debit Card Fees                       895        828      8.1%       902       -0.7%       895        828         8.1%
    5 Financial Services Fees               310        298      4.1%       331       -6.2%       310        298         4.1%
    6 Mortgage Banking Income                30         50    -39.9%        44      -32.7%        30         50       -39.9%
    7 Trust Fees                            337        282     19.4%       311        8.2%       337        282        19.4%
    8 Other Income                        3,051      2,035     49.9%     1,841       65.8%     3,051      2,035        49.9%
                                     -----------------------        ------------          -----------------------
    9     Sub-total                      15,277     13,639     12.0%    13,747       11.1%    15,277     13,639        12.0%
   10 Gains on Sales of                       0          0      n/m          0        n/m          0          0         n/m
         Real Property
   11 Investment Securities                   0          0      n/m          0        n/m          0          0         n/m
         Gains (Losses)
   12 Total Noninterest Income          $15,277    $13,639     12.0%   $13,747       11.1%   $15,277    $13,639        12.0%
                                     =======================        ============          =======================
   13 Operating Ratios:
   14    Total Revenue (FTE)            $62,191    $67,613     -8.0%   $62,776       -0.9%   $62,191    $67,613        -8.0%
   15    Noninterest Income /              24.6%      20.2%               21.9%                 24.6%      20.2%
            Revenue (FTE)
   16    Service Charges /                 0.89%      0.76%               0.78%                 0.89%      0.76%
            Deposits (annualized)
   17    Total Revenue Per Share          $8.31      $8.65     -3.9%     $8.11        2.5%     $8.31      $8.65        -3.9%
            (annualized)


7. Noninterest Expense.


                                                                   (dollars in thousands)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Salaries & Benefits               $12,568    $13,258     -5.2%   $12,405        1.3%   $12,568    $13,258        -5.2%
    2 Occupancy                           3,291      3,232      1.8%     3,227        2.0%     3,291      3,232         1.8%
    3 Equipment                           1,138      1,266    -10.1%     1,174       -3.1%     1,138      1,266       -10.1%
    4 Data Processing                     1,524      1,534     -0.7%     1,529       -0.3%     1,524      1,534        -0.7%
    5 Courier                               848        922     -8.0%       891       -4.8%       848        922        -8.0%
    6 Postage                               410        410      0.0%       431       -4.9%       410        410         0.0%
    7 Telephone                             360        432    -16.7%       365       -1.4%       360        432       -16.7%
    8 Professional Fees                     495        457      8.3%       614      -19.4%       495        457         8.3%
    9 Stationery & Supplies                 315        270     16.7%       314        0.1%       315        270        16.7%
   10 Loan Expense                          167        195    -14.1%       199      -15.9%       167        195       -14.1%
   11 Operational Losses                    160        189    -15.2%       320      -50.0%       160        189       -15.2%
   12 Amortization of                       975      1,040     -6.3%     1,016       -4.0%       975      1,040        -6.3%
         Identifiable Intangibles
   13 Other Operating                     2,413      2,278      5.9%     2,007       20.3%     2,413      2,278         5.9%
                                     -----------------------        ------------          -----------------------
   14 Total Noninterest Expense         $24,664    $25,483     -3.2%   $24,492        0.7%   $24,664    $25,483        -3.2%
                                     =======================        ============          =======================

   15 Full Time Equivalent Staff            892        939     -5.0%       891        0.1%       892        939        -5.0%
   16 Average Assets / Full Time         $5,284     $5,383     -1.8%    $5,380       -1.8%    $5,284     $5,383        -1.8%
         Equivalent Staff
   17 Operating Ratios:
   18    FTE Revenue / Full Time           $283       $292     -3.2%      $280        1.2%      $283       $292        -3.2%
           Equiv. Staff
           (annualized)
   19    Noninterest Expense /             2.33%      2.24%               2.23%                 2.33%      2.24%
           Earning Assets
           (annualized)
   20    Noninterest Expense /             39.7%      37.7%               39.0%                 39.7%      37.7%
            Revenues


8. Provision for Credit Losses.


                                                                  (dollars in thousands)
                                                            Q1'07 /              Q1'07 /                        3/31'07YTD /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Provision for Credit Losses           $75       $150    -50.0%       $70        7.1%       $75       $150       -50.0%
    2 Gross Loan Losses                   1,244      1,118     11.3%       848       46.8%     1,244      1,118        11.3%
    3 Net Loan Losses                       516        231    123.9%        78      562.9%       516        231       123.9%
    4 Recoveries / Gross Loan Losses         59%        79%                 91%                   59%        79%
    5 Average Total Loans            $2,519,861 $2,615,949     -3.7%$2,547,524       -1.1%$2,519,861 $2,615,949        -3.7%
    6 Net Loan Losses / Loans              0.08%      0.04%               0.01%                 0.08%      0.04%
         (annualized)
    7 Provision for Credit Losses /        0.01%      0.02%               0.01%                 0.01%      0.02%
         Loans (annualized)
    8 Provision for Credit Losses /        14.5%      65.0%               89.9%                 14.5%      65.0%
         Net Loan Losses



9. Credit Quality.


                                                                   (dollars in thousands)
                                                           3/31/07 /            3/31/07 /
                                       3/31/07    3/31/06   3/31/06  12/31/06   12/31/06    9/30/06    6/30/06    12/31/05
                                     ---------------------------------------------------------------------------------------
    1 Nonperforming Nonaccrual Loans     $2,341     $2,993    -21.8%       $61     3737.7%    $1,162     $1,613      $2,068
    2 Performing Nonaccrual Loans         2,459      3,232    -23.9%     4,404      -44.2%     3,889      3,899       4,256
                                     -----------------------        ------------          ----------------------------------
    3 Total Nonaccrual Loans              4,800      6,225    -22.9%     4,465        7.5%     5,051      5,512       6,324
    4 Accruing Loans 90+ Days                82         29      n/m         65        n/m        252        114         162
         Past Due                    -----------------------        ------------          ----------------------------------
    5 Total Nonperforming Loans           4,882      6,254    -21.9%     4,530        7.8%     5,303      5,626       6,486
    6 Repossessed Collateral                647          0      n/m        647        n/m        656        656           0
    7 Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
    8     Repossessed Collateral         $5,529     $6,254    -11.6%    $5,177        6.8%    $5,959     $6,282      $6,486
                                     =======================        ============          ==================================
    9 Classified Loans                  $18,439    $28,878    -36.1%   $20,180       -8.6%   $24,111    $25,682     $29,997
                                     =======================        ============          ==================================

   10 Allowance for Loan Losses         $54,889    $55,768     -1.6%   $55,330       -0.8%   $55,338    $55,684     $55,849
   11 Total Loans Outstanding         2,519,898  2,639,968     -4.5% 2,531,734       -0.5% 2,552,929  2,580,612   2,672,221
   12 Total Assets                    4,748,829  5,054,309     -6.0% 4,769,335       -0.4% 4,844,116  4,905,642   5,157,559

   13 Allowance for Loan Losses /          2.18%      2.11%               2.19%                 2.17%      2.16%       2.09%
         Total Loans
   14 Nonperforming Loans /                0.19%      0.24%               0.18%                 0.21%      0.22%       0.24%
         Total Loans
   15 Nonperforming Loans &
   16     Repossesed Collateral /          0.12%      0.12%               0.11%                 0.12%      0.13%       0.13%
            Total Assets
   17 Allowance/Nonperforming Loans        1124%       892%               1221%                 1044%       990%        861%
   18 Allowance for Loan Losses /           298%       193%                274%                  230%       217%        186%
         Classified Loans
   19 Classified Loans /
   20   (Equity + Allowance for             3.9%       5.9%                4.2%                  5.0%       5.4%        6.1%
           Loan Losses)


10.Capital.


                                                          (dollars in thousands, except per-share data)
                                                           3/31/07 /            3/31/07 /
                                       3/31/07    3/31/06   3/31/06  12/31/06   12/31/06    9/30/06    6/30/06    12/31/05
                                     ---------------------------------------------------------------------------------------
    1 Shareholders' Equity             $419,810   $431,128     -2.6%  $424,235       -1.0%  $428,732   $423,487    $435,064
    2 Tier I Regulatory Capital         293,382    303,344     -3.3%   298,576       -1.7%   300,344    300,661     296,746
    3 Total Regulatory Capital          333,658    345,786     -3.5%   339,114       -1.6%   341,207    341,788     339,881

    4 Total Assets                    4,748,829  5,054,309     -6.0% 4,769,335       -0.4% 4,844,116  4,905,642   5,157,559
    5 Risk-Adjusted Assets            3,043,445  3,222,355     -5.6% 3,057,054       -0.4% 3,094,942  3,127,641   3,267,226

    6 Shareholders' Equity /               8.84%      8.53%               8.90%                 8.85%      8.63%       8.44%
         Total Assets
    7 Shareholders' Equity /              16.66%     16.33%              16.76%                16.79%     16.41%      16.28%
         Total Loans
    8 Tier I Capital /Total Assets         6.18%      6.00%               6.26%                 6.20%      6.13%       5.75%
    9 Tier I Capital  /                    9.64%      9.41%               9.77%                 9.70%      9.61%       9.08%
         Risk-Adjusted Assets
   10 Total Capital /                     10.96%     10.73%              11.09%                11.02%     10.93%      10.40%
         Risk-Adjusted Assets
   11 Shares Outstanding                 30,158     31,544     -4.4%    30,547       -1.3%    30,910     31,201      31,882
   12 Book Value Per Share ($)           $13.92     $13.67      1.8%    $13.89        0.2%    $13.87     $13.57      $13.65
   13 Market Value Per Share ($)          48.17      51.92     -7.2%     50.63       -4.9%     50.51      48.97       53.07



   14 Share Repurchase Programs


                                                                   (shares in thousands)
                                                            Q1'07 /              Q1'07 /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
   15 Total Shares Repurchased /            447        429      4.2%       410        9.0%       447        429         4.2%
         Canceled
   16   Average Repurchase Price         $49.49     $53.62     -7.7%    $49.32        0.4%    $49.49     $53.62        -7.7%
   17 Net Shares Repurchased                389        338     15.0%       363        7.2%       389        338        15.0%
         (Issued)


11.Period-End Balance Sheets.


                                                                   (dollars in thousands)
                                                           3/31/07 /            3/31/07 /
                                       3/31/07    3/31/06   3/31/06  12/31/06   12/31/06    9/30/06    6/30/06    12/31/05
                                     ---------------------------------------------------------------------------------------
    1 Assets:
    2   Cash and Money Market Assets   $208,734   $188,481     10.7%  $185,009       12.8%  $192,175   $189,204    $209,807

    3   Investment Securities           602,220    642,996     -6.3%   615,525       -2.2%   617,736    620,294     662,388
           Available For Sale
    4   Investment Securities         1,142,382  1,307,848    -12.7% 1,165,092       -1.9% 1,211,589  1,243,936   1,337,216
           Held to Maturity

    5   Loans, gross                  2,519,898  2,639,968     -4.5% 2,531,734       -0.5% 2,552,929  2,580,612   2,672,221

    6   Allowance For Loan Losses       (54,889)   (55,768)    -1.6%   (55,330)      -0.8%   (55,338)   (55,684)    (55,849)
                                     -----------------------        ------------          ----------------------------------
    7   Loans, net                    2,465,009  2,584,200     -4.6% 2,476,404       -0.5% 2,497,591  2,524,928   2,616,372
                                     -----------------------        ------------          ----------------------------------
    8   Premises and Equipment           29,643     32,535     -8.9%    30,188       -1.8%    30,979     31,785      33,221
    9   Identifiable Intangible          21,108     25,130    -16.0%    22,082       -4.4%    23,098     24,114      26,170
           Assets
   10   Goodwill                        121,719    121,719      0.0%   121,719        0.0%   121,719    121,719     121,907
   11   Interest Receivable and         158,014    151,400      4.4%   153,316        3.1%   149,229    149,662     150,478
           Other Assets              -----------------------        ------------          ----------------------------------
   12 Total Assets                   $4,748,829 $5,054,309     -6.0%$4,769,335       -0.4%$4,844,116 $4,905,642  $5,157,559
                                     =======================        ============          ==================================

   13 Liabilities and Shareholders'
         Equity:
   14   Deposits:
   15     Noninterest Bearing        $1,293,920 $1,355,426     -4.5%$1,341,019       -3.5%$1,298,519 $1,330,280  $1,419,313
   16     Interest-Bearing              584,026    641,264     -8.9%   588,668       -0.8%   581,705    606,633     658,667
             Transaction
   17     Savings                       851,800  1,004,964    -15.2%   865,268       -1.6%   926,262    951,819   1,022,645
   18     Time                          714,626    737,532     -3.1%   721,779       -1.0%   744,644    758,315     745,476
                                     -----------------------        ------------          ----------------------------------
   19   Total Deposits                3,444,372  3,739,186     -7.9% 3,516,734       -2.1% 3,551,131  3,647,047   3,846,101
                                     -----------------------        ------------
   20   Short-Term Borrowed Funds       776,781    784,639     -1.0%   731,977        6.1%   768,841    746,517     775,173
   21   Debt Financing and               36,883     37,030     -0.4%    36,920       -0.1%    36,956     36,993      40,281
           Notes Payable
   22   Liability For Interest,          70,983     62,326     13.9%    59,469       19.4%    58,456     51,598      60,940
           Taxes and Other           -----------------------        ------------          ----------------------------------
   23 Total Liabilities               4,329,019  4,623,181     -6.4% 4,345,100       -0.4% 4,415,384  4,482,155   4,722,495
                                     -----------------------        ------------          ----------------------------------
   24 Shareholders' Equity:
   25   Paid-In Capital                $341,724   $344,941     -0.9%  $344,263       -0.7%  $346,603   $346,224    $345,458
   26   Accumulated Other
   27      Comprehensive Income           3,593       (830)     n/m      1,850        n/m      1,805     (4,771)      1,882
   28   Retained Earnings                74,493     87,017    -14.4%    78,122       -4.6%    80,324     82,034      87,724
                                     -----------------------        ------------          ----------------------------------
   29 Total Shareholders' Equity        419,810    431,128     -2.6%   424,235       -1.0%   428,732    423,487     435,064
                                     -----------------------        ------------          ----------------------------------
   30 Total Liabilities and          $4,748,829 $5,054,309     -6.0%$4,769,335       -0.4%$4,844,116 $4,905,642  $5,157,559
         Shareholders' Equity        =======================        ============          ==================================


12.Income Statements.


                                                         (dollars in thousands, except per-share data)
                                                            Q1'07 /              Q1'07 /
                                        Q1'07      Q1'06     Q1'06     Q4'06      Q4'06   3/31'07YTD 3/31'06YTD  3/31'06YTD
                                     ---------------------------------------------------------------------------------------
    1 Interest and Fee Income:
    2   Loans                           $40,167    $41,106     -2.3%   $41,197       -2.5%   $40,167    $41,106        -2.3%
    3   Money Market Assets and               2          1      n/m          2        n/m          2          1         n/m
           Funds Sold
    4   Investment Securities             7,122      7,574     -6.0%     7,184       -0.9%     7,122      7,574        -6.0%
           Available For Sale
    5   Investment Securities            12,083     13,786    -12.4%    12,422       -2.7%    12,083     13,786       -12.4%
           Held to Maturity          -----------------------        ------------          -----------------------
    6 Total Interest Income              59,374     62,467     -5.0%    60,805       -2.4%    59,374     62,467        -5.0%
                                     -----------------------        ------------          -----------------------
    7 Interest Expense:
    8   Transaction Deposits                523        428     22.4%       486        7.7%       523        428        22.4%
    9   Savings Deposits                  1,409        898     56.9%     1,203       17.1%     1,409        898        56.9%
   10   Time Deposits                     7,305      5,916     23.5%     7,593       -3.8%     7,305      5,916        23.5%
   11   Short-Term Borrowed Funds         8,296      6,672     24.3%     7,622        8.8%     8,296      6,672        24.3%
   12   Debt Financing and                  578        598     -3.3%       578        0.0%       578        598        -3.3%
           Notes Payable             -----------------------        ------------          -----------------------
   13 Total Interest Expense             18,111     14,512     24.8%    17,482        3.6%    18,111     14,512        24.8%
                                     -----------------------        ------------          -----------------------
   14 Net Interest Income                41,263     47,955    -14.0%    43,323       -4.8%    41,263     47,955       -14.0%
                                     -----------------------        ------------          -----------------------
   15 Provision for Credit Losses            75        150    -50.0%        70        7.1%        75        150       -50.0%
                                     -----------------------        ------------          -----------------------
   16 Noninterest Income:
   17   Service Charges on                7,528      7,083      6.3%     6,990        7.7%     7,528      7,083         6.3%
           Deposit Accounts
   18   Merchant Credit Card              2,449      2,385      2.6%     2,652       -7.7%     2,449      2,385         2.6%
   19   Financial Services                  310        298      4.1%       331       -6.2%       310        298         4.1%
           Commissions
   20   Mortgage Banking                     30         50    -39.9%        44      -32.7%        30         50       -39.9%
   21   Trust Fees                          337        282     19.4%       311        8.2%       337        282        19.4%
   22   Gains on Sales of                     0          0       n/m         0        n/m          0          0         n/m
           Real Property
   23   Securities Gains (Losses)             0          0       n/m         0        n/m          0          0         n/m
   24   Other                             4,623      3,541     30.6%     3,419       35.2%     4,623      3,541        30.6%
                                     -----------------------        ------------          -----------------------
   25 Total Noninterest Income           15,277     13,639     12.0%    13,747       11.1%    15,277     13,639        12.0%
                                     -----------------------        ------------          -----------------------
   26 Noninterest Expense:
   27   Salaries and Related             12,568     13,258     -5.2%    12,405        1.3%    12,568     13,258        -5.2%
           Benefits
   28   Occupancy                         3,291      3,232      1.8%     3,227        2.0%     3,291      3,232         1.8%
   29   Equipment                         1,138      1,266    -10.1%     1,174       -3.1%     1,138      1,266       -10.1%
   30   Data Processing                   1,524      1,534     -0.7%     1,529       -0.3%     1,524      1,534        -0.7%
   31   Professional Fees                   495        457      8.3%       614      -19.4%       495        457         8.3%
   32   Other                             5,648      5,736     -1.5%     5,543        1.9%     5,648      5,736        -1.5%
                                     -----------------------        ------------          -----------------------
   33 Total Noninterest Expense          24,664     25,483     -3.2%    24,492        0.7%    24,664     25,483        -3.2%
                                     -----------------------        ------------          -----------------------
   34 Income Before Income Taxes         31,801     35,961    -11.6%    32,508       -2.2%    31,801     35,961       -11.6%
   35 Provision for income taxes          8,231      9,844    -16.4%     8,550       -3.7%     8,231      9,844       -16.4%
                                     -----------------------        ------------          -----------------------
   36 Net Income                        $23,570    $26,117     -9.8%   $23,958       -1.6%   $23,570    $26,117        -9.8%
                                     =======================        ============          =======================

   37 Average Shares Outstanding         30,342     31,688     -4.2%    30,699       -1.2%    30,342     31,688        -4.2%
   38 Diluted Average Shares             30,824     32,276     -4.5%    31,204       -1.2%    30,824     32,276        -4.5%
        Outstanding
   39 Per Share Data:
   40   Basic Earnings                    $0.78      $0.82     -5.7%     $0.78       -0.5%     $0.78      $0.82        -5.7%
   41   Diluted Earnings                   0.76       0.81     -5.5%      0.77       -0.4%      0.76       0.81        -5.5%
   42   Dividends Paid                     0.34       0.32      6.3%      0.34        0.0%      0.34       0.32         6.3%
